Exhibit 10.2
FIRST AMENDMENT TO DEVELOPMENT SERVICES AGREEMENT

THIS FIRST Amendment to DEVELOPMENT SERVICES AGREEMENT (the “Amendment”) is made and entered into effective as of December 23, 2019 (the “Effective Date”), by and between COMMERCE BANK, a Missouri state bank and trust company (“Owner”), 8027 FORSYTH ACQUISITIONS, L.L.C., a Missouri limited liability company (“8027 Forsyth”) and U.S. CAPITAL DEVELOPMENT, LLC, a Missouri limited liability company (collectively, with 8027 Forsyth, hereinafter referred to as “Developer”).

WHEREAS, Owner and Developer are parties to that certain Development Services Agreement dated as of October 18, 2019 (the “Development Agreement”), whereby Owner engaged Developer to perform certain development services in connection with the development of the Commerce Project (as defined in the Development Agreement);

WHEREAS, Developer acknowledges that as of the Effective Date it has acquired all real property constituting the 8027 Land; and

Whereas, Developer and Owner desire to amend the Development Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.All capitalized terms not defined herein shall have the meaning given to them in the Development Agreement.

2.The first and second sentences in Section 1.3 of the Development Agreement are hereby deleted and replaced with the following:

    “The parties hereby agree to use best efforts to negotiate and finalize the Parking Garage Agreement and such other respective cost-sharing agreements, if any, as will be necessary for the operation and maintenance of the shared common areas and facilities between the Commerce Project and 8027 Project, which include the fitness facility and garden terrace, and which may include dining facilities (collectively, the “Common Facilities Agreements”), by March 31, 2020. If the parties have not finalized the Common Facilities Agreements by March 31, 2020, either party may terminate this Agreement by delivering written notice of such termination to the other party, in which case this Agreement shall be of no further force and effect, and the parties shall have no further obligations to one another except that, provided that Developer is not in default beyond applicable cure period of this Agreement, Owner shall, within ten (10) Business Days of Developer’s written demand therefor (including a reasonably detailed itemized statement and copies of invoices and other reasonable supporting documentation), reimburse Developer for all Predevelopment Costs actually

Exhibit 10.2
incurred between the Effective Date and the date of such termination in accordance with the Predevelopment Costs Budget.”

3.Section 3.2.1 of the Development Agreement is hereby amended by extending the date by which the Entitlements must be obtained from April 1, 2020 to May 1, 2020.

4.Section 4.4 of the Development Agreement is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding anything to the contrary herein, if any change order results in a change in scope with respect to an item included in the Project Budget (including, by way of example, the Commerce Project, the Parking Garage, the garden terrace, sitework, streetscape, lighting and landscaping), and such reduced scope of work results in a documented reduction in the Project Budget, the cost savings associated with such reduction in scope shall accrue one hundred percent (100%) to Owner.”

5.The termination rights set forth in Sections 1.2, 3.1.2, 3.1.3, and 3.1.4 of the Development Agreement are hereby waived by the parties and shall be of no further force and effect.

6.The final versions of the Project Budget, Plans and Specifications and Project Schedule are all hereby approved. The following exhibits attached to the Development Agreement are hereby amended, modified and replaced in their entirety by the Exhibits attached hereto: Exhibit A (Land Depiction); Exhibit B (Plans and Specifications for 8027 Project); Exhibit B-1 (Plans and Specifications for Commerce Project); Exhibit D-2 (Final Project Budget); Exhibit E-1 (Commerce Project Schedule); and Exhibit E-2 (8027 Project Schedule).

7.Except as amended hereby, all other terms and conditions of said Development Agreement, as amended, shall remain unchanged, and shall be in full force and effect. Should any of the terms of the Development Agreement conflict with this Amendment, then the terms of this Amendment shall control. The recitals hereto are incorporated herein by reference.

8.Owner and Developer each hereby acknowledge that this Amendment may be executed in counterparts and exchanged by facsimile transmission, and that the facsimile copies of each party’s respective signature shall be binding as if the same were an original signature.

9.This Amendment shall inure to the benefit of and be binding on the parties hereto, their respective heirs, representatives, successors, and assigns.

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Exhibit 10.2
IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year above written.

OWNER:

COMMERCE BANK

By:    /s/ Charles G. Kim
    Name: Charles G. Kim
    Title: EVP and CFO

DEVELOPER:

8027 FORSYTH ACQUISITIONS, LLC

By:    /s/ James G. Koman
    James G. Koman, Manager

U.S. CAPITAL DEVELOPMENT, LLC

By:    /s/ Scott Sachtleben
    Scott Sachtleben, Manager

Exhibit 10.2
Exhibit A
(Land Depiction)

[Intentionally Omitted]

Exhibit 10.2
Exhibit B
(Plans and Specifications for 8027 Project)

[Intentionally Omitted]

Exhibit 10.2
Exhibit B-1
(Plans and Specifications for Commerce Project)

[Intentionally Omitted]

Exhibit 10.2
Exhibit D-2
(Final Project Budget)

[Intentionally Omitted]

Exhibit 10.2
Exhibit E-1
(Commerce Project Schedule)

[Intentionally Omitted]

Exhibit 10.2
Exhibit E-2
(8027 Project Schedule)

[Intentionally Omitted]

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